UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

June 21, 2021
Date of Report (Date of earliest event reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

SD	001-07982		46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107	Sioux Falls,	SD	57117-5107
(Address of principal executive offices)			(Zip Code)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	NASDAQ	Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01. OTHER EVENTS.

On June 21, 2021, Raven Industries, Inc. (“Raven”) and CNH Industrial N.V. (“CNH Industrial”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of June 20, 2021, by and among Raven, CNH Industrial and CNH Industrial South Dakota, Inc. (the “Merger Agreement”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The material terms of the Merger Agreement will be described in a subsequent filing on Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Raven Industries, Inc. press release dated June 21, 2021

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Important Information For Investors And Shareholders
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Raven Industries, Inc. (“Raven”) and CNH Industrial N.V. (“CNH Industrial”). In connection with this proposed transaction, Raven may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Raven may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RAVEN ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Raven as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Raven through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Raven will be available free of charge on Raven’s internet website at https://investors.ravenind.com or by contacting Raven’s primary investor relation’s contact by email at Margaret Carmody or by phone at Margaret.Carmody@ravenind.com.

Participants in Solicitation

Raven, CNH Industrial, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Raven is set forth in its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, which was filed with the SEC on March 24, 2021, its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements contained in this communication are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future, not past or historical events. Without limiting the foregoing, the words "anticipates," "believes," "expects," "intends," "may," "plans," "should," "estimate," "would," "will," "predict," "project," "potential," and similar expressions are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Raven intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Although Raven believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions when made, there is no assurance that such assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, failure to obtain the required vote of Raven’s shareholders; the timing to consummate the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Raven; and the risk that the proposed transaction and its announcement could have an adverse effect on Raven’s ability to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers; as well as risk factors listed from time to time in Raven’s filings with the SEC. Raven cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Raven disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/ Lee A. Magnuson
Lee A. Magnuson
General Counsel & Vice President, Corporate Secretary

Dated: June 21, 2021